                                                                    EXHIBIT-99.1


                                (PINNACLE LOGO)


FOR IMMEDIATE RELEASE


            MEDIA CONTACT:          Tiffany Carpenter  615-320-7532
            FINANCIAL CONTACT:      Harold Carpenter  615-744-3742
            WEBSITE:                www.mypinnacle.com


               PINNACLE FINANCIAL REPORTS CONTINUED RAPID GROWTH
                      WITH EARNINGS OF $0.10 PER SHARE AND
                $348 MILLION IN ASSETS FOR FIRST QUARTER OF 2003


         NASHVILLE, Tenn., April 14, 2003 - Pinnacle Financial Partners Inc. (Nasdaq: PNFP), the holding company for Pinnacle National Bank, today reported net income for the quarter ended March 31, 2003, of $373,000, or $0.10 per diluted share, compared to a net income of $45,000, or $0.02 per diluted share for the quarter ended March 31, 2002, an increase of 400 percent.

         Total assets grew to $348 million as of March 31, 2003, up 82 percent from the $192 million reported at March 31, 2002 and up $43 million from December 31, 2002. Total assets at March 31, 2003, include approximately $329 million in earning assets or 95 percent of total assets. Deposits in the first quarter rose to $267 million at March 31, 2003, a 78 percent increase from $150 million in deposits at March 31, 2002 and up $33 million from December 31, 2002.

         "We continue to be pleased with the company's growth in both earnings and assets," said M. Terry Turner, president and CEO of Pinnacle Financial Partners. "Many of Nashville's most respected companies are moving their banking relationships to Pinnacle as a result of our record of distinctive service, effective financial advice and their desire to deal with local decision makers."

         Net interest income for the first quarter of 2003 was $2.6 million, compared to $1.7 million for the first quarter of 2002. The net interest margin for the first quarter of 2003 was 3.5 percent, compared to a net interest margin of 4.1 percent for the first quarter of 2002.

         The provision for loan losses was $288,000 for the first quarter of 2003, compared to $209,000 for the first quarter of 2002. The allowance for loan losses represented 1.25 percent of total loans at March 31, 2003.

         Noninterest income for the first quarter of 2003 was $462,000, compared to $292,000 for the first quarter of 2002. For the first quarter of 2003 noninterest income represented approximately 15 percent of total revenues (net interest income and noninterest income).

         Noninterest expense for the first quarter of 2003 was $2.2 million, compared to $1.7 million for the first quarter of 2002. The efficiency ratio for the first quarter of 2003 improved to 72 percent, compared to 86 percent for the first quarter of 2002.

         During the first quarter of 2003, Pinnacle continued its focus on those factors which have contributed to its early successes while also investing in four new initiatives to broaden its reach into the greater Nashville market, including:

         - Deepening the company's talent by continuing to recruit experienced individuals in the Nashville market with strong client relationships and the ability to provide distinctive service and effective financial advice. During the first quarter of 2003, the company increased its employee base by 20% and anticipates continued hiring of market proven professionals during the remainder of this year.

         -        Launching our new home mortgage origination unit in January.

         - Completing construction of a new office in the Rivergate area of Davidson County which opened in April of 2003. This brings the company's total number of locations to four in the metropolitan Nashville market.

         - Finalizing the acquisition of property in the Cool Springs area in Williamson County for an office scheduled to open in late fall or winter of this year.

         Based on these incremental investments, anticipated growth trends and the anticipated results from these trends, Pinnacle Financial Partners estimates its second quarter 2003 diluted earnings per share will approximate $0.12 to $0.14. Additionally, diluted earnings per share for the year ending December 31, 2003, are currently estimated to be $0.55 to $0.65. Management has developed several scenarios under which these estimates can be achieved and believes these estimates to be reasonable based on these scenarios. However, unanticipated events or developments may cause the actual results, performance or achievements of Pinnacle Financial Partners to differ materially from these estimates.

         Pinnacle Financial Partners, a Nashville-based financial services firm, was founded in March 2000 by prominent Nashville business leaders, including five former First American Corporation executives. Pinnacle, which opened for business October 2000, offers a full-range of banking, investment, and insurance products targeted at small and medium-sized businesses and their owner/managers. Pinnacle operates four offices in the downtown, Green Hills and Rivergate areas of Nashville and in Brentwood, Tennessee.

         Additional information concerning Pinnacle can be accessed at www.mypinnacle.com.


                                      ###


Certain of the statements in this release may constitute forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1933, as amended (the "Securities Act"), as amended. The words "expect," "anticipate," "intend," "plan," "believe," "seek," "estimate" and similar expressions are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking. All forward-looking statements are subject to risks, uncertainties and other facts that may cause the actual results, performance or achievements of the Company to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, without limitation, (i) unanticipated deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses, (ii) increased competition with other financial institutions,
(iii) lack of sustained growth in the economy in the Nashville, Tennessee area,
(iv) rapid fluctuations or unanticipated changes in interest rates, (v) the inability of the Bank to satisfy regulatory requirements for its expansion plans, and (vi) changes in the legislative and regulatory environment, a more detailed description of various risks is contained in the Company's most recent annual report on Form 10 KSB. Many of such factors are beyond the Company's ability to control or predict, and readers are cautioned not to put undue reliance on such forward-looking statements. The Company disclaims any obligation to update or revise any forward-looking statements contained in this release, whether as a result of new information, future events or otherwise.

PINNACLE FINANCIAL PARTNERS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS - UNAUDITED

                                                                          MARCH 31,       DECEMBER 31,
                                                                            2003              2002
                                                                        -------------    -------------

ASSETS
Cash and noninterest-bearing due from banks .........................   $  11,477,529    $   8,061,300
Interest-bearing due from banks .....................................         935,614        4,195,647
Federal funds sold and securities purchased under
   agreements to resell .............................................       4,318,135          685,182
                                                                        -------------    -------------
     Cash and cash equivalents ......................................      16,731,278       12,942,129

Securities available-for-sale, at fair value ........................      94,600,186       73,980,054

Mortgage loans held-for-sale ........................................         790,150               --

Loans ...............................................................     228,842,646      209,743,436
Less allowance for loan losses ......................................      (2,860,000)      (2,677,043)
                                                                        -------------    -------------
      Loans, net ....................................................     225,982,646      207,066,393

Premises and equipment, net .........................................       4,393,627        3,611,504
Other assets ........................................................       5,868,545        5,839,834
                                                                        -------------    -------------
         Total assets ...............................................   $ 348,366,432    $ 305,278,974
                                                                        =============    =============

LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits:
     Noninterest-bearing demand .....................................   $  38,817,830    $  31,599,897
     Interest-bearing demand ........................................      13,962,696       13,234,956
     Savings and money market accounts ..............................      87,700,475       75,995,881
     Time ...........................................................     126,250,590      113,185,655
                                                                        -------------    -------------
         Total deposits .............................................     266,731,591      234,016,389
Securities sold under agreements to repurchase ......................      15,845,627       15,050,208
Federal Home Loan Bank advances .....................................      32,500,000       21,500,000
Other liabilities ...................................................         885,973        2,308,730
                                                                        -------------    -------------
         Total liabilities ..........................................     315,963,191      272,875,327

Commitments and contingent liabilities

Stockholders' equity:
     Preferred stock, no par value; 10,000,000 shares
       authorized; no shares issued and outstanding .................              --               --
     Common stock, par value $1.00; 10,000,000 shares
       authorized; 3,692,053 issued and outstanding at
       March 31, 2003 and December 31, 2002 .........................       3,692,053        3,692,053
     Additional paid-in capital .....................................      30,682,947       30,682,947
     Accumulated deficit ............................................      (2,370,815)      (2,743,794)
     Accumulated other comprehensive income, net ....................         399,056          772,441
                                                                        -------------    -------------
         Total stockholders' equity .................................      32,403,241       32,403,647
                                                                        -------------    -------------
         Total liabilities and stockholders' equity .................   $ 348,366,432    $ 305,278,974
                                                                        =============    =============

PINNACLE FINANCIAL PARTNERS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS - UNAUDITED

                                                           THREE MONTHS ENDED
                                                                MARCH 31,
                                                             2003        2002
                                                          ----------   ---------
INTEREST INCOME:
Loans, including fees .................................   $2,963,513   2,264,696
Securities, available-for-sale:
     Taxable ..........................................      908,046     274,222
     Tax-exempt .......................................       37,863          --
Federal funds sold and other ..........................       36,411      34,162
                                                          ----------   ---------
     Total interest income ............................    3,945,833   2,573,080
                                                          ----------   ---------

INTEREST EXPENSE:
Deposits ..............................................    1,072,672     796,126
Securities sold under agreements to repurchase ........       14,796      21,611
Federal funds purchased and other borrowings ..........      222,130      73,688
                                                          ----------   ---------
     Total interest expense ...........................    1,309,598     891,405
                                                          ----------   ---------
     Net interest income ..............................    2,636,235   1,681,675

PROVISION FOR LOAN LOSSES .............................      288,026     209,000
                                                          ----------   ---------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES ...    2,348,209   1,472,675

NONINTEREST INCOME:
     Service charges on deposit accounts ..............      101,753      53,640
     Investment services ..............................      155,932     181,510
     Gain on sale of investment securities ............       17,698          --
     Gain on loan participations sold, net ............        2,189      19,773
     Other noninterest income .........................      184,610      49,227
                                                          ----------   ---------
         Total noninterest income .....................      462,182     304,150
                                                          ----------   ---------

NONINTEREST EXPENSE:
     Compensation and employee benefits ...............    1,434,912   1,108,312
     Equipment and occupancy ..........................      396,825     340,871
     Marketing and other business development .........       75,490      45,898
     Postage and supplies .............................       73,262      54,914
     Other noninterest expense ........................      261,775     154,924
                                                          ----------   ---------
         Total noninterest expense ....................    2,242,264   1,704,914
                                                          ----------   ---------
INCOME BEFORE INCOME TAXES ............................      568,127      71,911
     Income tax expense ...............................      195,148      27,327
                                                          ----------   ---------
NET INCOME ............................................   $  372,979      44,584
                                                          ==========   =========

PER SHARE INFORMATION:
     Basic net income per common share ................   $     0.10        0.02
                                                          ==========   =========


     Diluted net income per common share ..............   $     0.10        0.02
                                                          ==========   =========

     Weighted average shares outstanding:
         Basic ........................................    3,692,053   2,312,053
         Diluted ......................................    3,841,631   2,323,076

PINNACLE FINANCIAL PARTNERS, INC. AND SUBSIDIARIES
SELECTED QUARTERLY FINANCIAL DATA - UNAUDITED


 (DOLLARS IN THOUSANDS,                                        MAR         DEC        SEPT        JUNE       MARCH          DEC
    EXCEPT PER SHARE DATA)                                    2003        2002        2002        2002        2002         2001

BALANCE SHEET DATA, AT QUARTER END:
     Total assets .......................................  $   348,366     305,279     278,750     229,795     192,476      175,439
     Total loans ........................................      228,842     209,743     191,299     170,427     151,280      134,440
     Allowance for loan losses ..........................       (2,860)     (2,677)     (2,427)     (2,182)     (2,041)      (1,832)
     Securities available-for-sale ......................       94,600      73,980      57,062      37,950      20,302       19,886
     Total deposits .....................................      266,732     234,016     212,914     168,752     149,460      133,259
     Securities sold under agreements to repurchase .....       15,846      15,050      16,720      16,855      10,223       14,658
     Advances from FHLB .................................       32,500      21,500      15,500      11,500      11,500        8,500
     Total stockholders' equity .........................       32,403      32,404      32,089      31,402      18,172       18,291

BALANCE SHEET DATA, QUARTERLY AVERAGES:
     Total assets .......................................  $   326,108     285,929     243,284     204,592     177,994      143,050
     Total loans ........................................      217,690     201,290     181,005     158,076     143,402      110,755
     Securities available-for-sale ......................       87,124      63,150      42,007      24,904      19,438       20,276
     Total deposits .....................................      243,545     215,617     181,844     163,146     137,933      110,094
     Securities sold under agreements to repurchase .....       14,106      16,685      13,091      10,496      10,644       10,308
     Advances from FHLB .................................       29,994      18,054      14,196      11,500       8,600        5,228
     Total stockholders' equity .........................       32,675      32,167      31,808      18,694      18,292       14,841

STATEMENT OF OPERATIONS DATA, FOR THE THREE MONTHS ENDED:
     Interest income ....................................  $     3,946       3,691       3,425       2,872       2,573        2,212
     Interest expense ...................................        1,310       1,268       1,146       1,057         891          792
                                                           -----------  ----------  ----------  ----------  ----------   ----------
       Net interest income ..............................        2,636       2,423       2,279       1,815       1,682        1,420
     Provision for loan losses ..........................          288         250         247         232         209          647
                                                           -----------  ----------  ----------  ----------  ----------   ----------
     Net interest income after provision for loan losses         2,348       2,173       2,032       1,583       1,473          773
     Noninterest income .................................          462         469         497         462         304          498
     Noninterest expense ................................        2,242       2,230       2,182       1,872       1,705        1,604
                                                           -----------  ----------  ----------  ----------  ----------   ----------
        Net income before taxes .........................          568         412         347         173          72         (333)
     Income tax expense (benefit) .......................          195         127         136          66          27       (2,065)
                                                           -----------  ----------  ----------  ----------  ----------   ----------
        Net income (loss) ...............................  $       373         285         211         107          45        1,732
                                                           ===========  ==========  ==========  ==========  ==========   ==========

PER SHARE DATA:
     Earnings - basic ...................................  $      0.10        0.08        0.06        0.04        0.02         0.79
     Earnings - diluted .................................  $      0.10        0.08        0.06        0.04        0.02         0.79
     Book value at quarter end ..........................  $      8.78        8.78        8.69        8.51        7.86         7.91

     Weighted avg. shares - basic .......................    3,692,053   3,692,053   3,692,053   2,521,723   2,312,053    2,198,430
     Weighted avg. shares - diluted .....................    3,841,631   3,795,967   3,745,272   2,555,844   2,323,076    2,198,430
     Commons shares outstanding .........................    3,692,053   3,692,053   3,692,053   3,692,053   2,312,053    2,312,053

CAPITAL RATIOS (1):
     Leverage ...........................................         10.1%       11.1%       13.1%       14.7%        9.5%        11.2%
     Tier 1 risk-based ..................................         12.1%       12.7%       13.0%       15.4%        9.4%        10.1%
     Total risk-based ...................................         13.2%       13.8%       14.0%       16.6%       10.4%        11.6%

INVESTOR INFORMATION:
     Closing price at end of quarter ....................  $     13.46       12.91       11.19       11.74        9.75        10.25
     High bid during quarter ............................  $     14.14       13.30       13.00       11.90       10.50        11.00
     Low bid during quarter .............................  $     12.76       11.01       10.90        9.70        8.75         7.20

(1) Capital ratios are for Pinnacle Financial Partners, Inc. and are defined as follows: Leverage - Tier 1 capital (pursuant to risk-based capital guidelines) as a percentage of adjusted average assets. Tier 1 risk-based - Tier 1 capital (pursuant to risk-based capital guidelines) as a percentage of total risk-weighted assets. Total risk-based - Total capital (pursuant to risk-based capital guidelines) as a percentage of total risk-weighted assets.

PINNACLE FINANCIAL PARTNERS, INC. AND SUBSIDIARIES
SELECTED QUARTERLY FINANCIAL DATA -- UNAUDITED

---------------------------------------------------------------------------------------------------------------------------------
 (DOLLARS IN THOUSANDS,                                  MAR          DEC          SEPT          JUNE         MARCH         DEC
    EXCEPT PER SHARE DATA)                               2003        2002          2002          2002         2002          2001
---------------------------                           ---------   ----------    ----------    ---------   -----------    ---------
PERFORMANCE RATIOS AND OTHER DATA:
     Return on average assets .....................       0.46%      0.40%         0.34%         0.21%        0.10%         4.80%
     Return on average stockholders' equity .......       4.63%      3.52%         2.64%         1.83%        0.98%        41.40%
     Net interest margin (2) ......................       3.46%      3.59%         3.97%         3.74%        4.10%         4.21%
     Noninterest income to total revenue (3) ......       14.9%      16.2%         17.9%         20.3%        15.1%         25.9%
     Noninterest income to avg. assets ............       0.57%      0.65%         0.81%         0.90%        0.68%         1.38%
     Noninterest expense to avg. assets ...........       2.79%      3.09%         3.56%         3.64%        3.89%         4.45%
     Efficiency ratio .............................       72.4%      77.1%         78.6%         82.2%        85.9%         83.7%
     Average loans to average deposits ............       89.4%      93.4%         97.7%         97.1%       103.4%        100.6%
     Average interest earning assets to
      average interest-bearing liabilities ........      119.4%     120.6%        119.0%        115.0%       114.5%        116.2%
     Brokered time deposits to total deposits .....       16.8%      18.0%         19.8%         23.7%        26.5%         20.5%

ASSET QUALITY INFORMATION AND RATIOS:
     Nonaccrual loans .............................   $  1,095      1,845            70            90          220           250
     Past due loans over 90 days and still
       accruing interest ..........................   $     44         22            41            15           20            --
     Net loan charge-off's ........................   $    105         --             2            91           --            --
     Allowance for loan losses to total loans .....       1.25%      1.28%         1.27%         1.28%        1.35%         1.36%
     Nonaccrual loans to total loans ..............       0.48%      0.88%         0.04%         0.05%        0.15%         0.19%
     Avg. commercial loan internal risk ratings (4)        3.9        3.9           4.0           4.0          3.9           3.8
     Avg. loan account balances (5) ...............   $    158        163           155           151          149           156

INTEREST RATES AND YIELDS:
     Loans ........................................       5.52%      5.81%         6.21%         6.18%        6.42%         6.78%
     Securities, available-for-sale ...............       4.44%      4.41%         5.16%         5.58%        5.73%         5.70%
     Federal funds sold and other .................       2.22%      2.58%         2.92%         2.15%        2.82%         3.13%
     Deposits .....................................       1.79%      1.99%         2.17%         2.34%        2.34%         2.55%
     Securities sold under agreements to repurchase       0.43%      0.61%         0.71%         0.76%        0.82%         1.25%
     Federal funds purchased and other borrowings .       2.63%      3.16%         3.26%         3.45%        2.89%         2.93%

OTHER INFORMATION:
     Brokerage account assets, at quarter-end (6)     $177,000    171,000       166,000       165,000      169,000       136,000
     Associate retention rate (7) .................       92.4%      94.5%         94.4%         96.2%        96.2%         98.0%

(2) Net interest margin is the result of net interest income on a tax equivalent basis divided by average interest earning assets.

(3) Total revenue is equal to the sum of net interest income and noninterest income.

(4) Average risk ratings are based on an internal loan review system which assigns a numeric value of 1 to 10 to all loans to commercial entities based on their underlying risk characteristics as of the end of each quarter. A "1" risk rating is assigned to credits that exhibit Excellent risk characteristics, "2" exhibit Very Good risk characteristics, "3" Good, "4" Satisfactory, "5" Acceptable or Average, "6" Watch List, "7" Criticized, "8" Classified or Substandard, "9" Doubtful and "10" Loss (which are charged-off immediately). Loans rated "8" or worse are considered potential problem credits. Generally, consumer loans are not subjected to internal risk ratings.

(5) Computed by dividing the balance of all loans by the number of loan accounts as of the end of each quarter.

(6) At market value, based on information obtained from the company's third party broker/dealer for non-FDIC insured financial products and services.

(7) Associate retention rate is computed by dividing the number of associates employed at quarter-end less the number of associates that have resigned in the last 12 months by the number of associates employed at quarter-end.